AMENDMENT NO. 2
                                          to
                                 AMENDED AND RESTATED
                                 EMPLOYMENT AGREEMENT

               AMENDMENT  NO.  2,  dated  effective  as of September _____,
          1995, to the Amended and Restated Employment Agreement (the "Employment Agreement"), dated as of September 13, 1993, by and between the Bank of Gonzales, a Louisiana bank (the "Bank"), and Mr. D. Dale Gaudet (the "Executive").

               WHEREAS, the Bank and Executive entered into the Employment Agreement, as amended by Amendment No. 1 dated effective as of January 20, 1995, and desire to amend certain terms and conditions of the Employment Agreement as provided herein;

               NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties agree as follows:

               A. Paragraph 2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

                    2.   TERM

                         The   employment  of  Executive  by  the  Bank  as
                    provided in Section 1 will commence on the date hereof and end on December 31, 1998, unless sooner terminated as hereinafter provided or further extended by a written amendment to this Agreement, executed by the Executive and an officer of the Bank authorized by the Board.

               B. Except as specifically amended by this Amendment, each provision of the Employment Agreement shall remain in full force and effect.

               C. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

               D. This Amendment may be executed by the parties in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the day and year first above written.

                                             BANK OF GONZALES


                                             By:

                                                  Name:
                                                  Title:


                                                    D. Dale Gaudet
          COR\26082.2